UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2009

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01               Regulation FD Disclosure.

Scientific Games International, Inc. (“Scientific Games International”), a direct wholly-owned subsidiary of Scientific Games Corporation (the “Company”), has entered into a commitment letter with J.P. Morgan Securities Inc. (“J.P. Morgan”) and JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of J.P. Morgan, pursuant to which JPMCB has committed, subject to certain conditions, to provide up to $75 million in the aggregate of senior secured term loans under one or more incremental term loan facilities pursuant Scientific Games International’s existing credit facilities.

Any proceeds from borrowings under these incremental term loan facilities would be available to be applied for general corporate purposes, which may include the payment of a portion of potential obligations in connection with any award of a new Italian instant ticket lottery concession (including potential upfront payment obligations), the funding of any future acquisitions, capital expenditures and the repayment or repurchase, through open market purchases or otherwise, of a portion of the outstanding indebtedness of the Company or its subsidiaries.

Scientific Games International is not obligated to utilize this commitment or to borrow any amounts thereunder.  This commitment is subject to certain conditions and will expire on June 30, 2010.  While Scientific Games International currently believes it will be able to satisfy the conditions to borrowing provided for under the commitment, it cannot assure you that it will be able to do so.

Section 8 – Other Events

Item 8.01              Other Events.

On October 29, 2009, Scientific Games Corporation issued a press release relating to the pricing of an additional $125 million of its 9.25% Senior Subordinated Notes due 2019 at an issue price of 101.5% offered by its subsidiary, Scientific Games International.  The new notes will be equal in right of payment with, of the same series as, and vote as a single class on any matter submitted to the holders of, Scientific Games International’s existing $225 million aggregate principal amount of 9.25% Senior Subordinated Notes due 2019.  The notes will be issued in a private offering to qualified institutional buyers in accordance with Rule 144A and to persons outside the United States under Regulation S under the Securities Act of 1933, as amended.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Vice President and Chief Financial Officer

Date:  October 29, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated October 29, 2009.